Exhibit 10.32

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                 INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

                                      among

                           WELLS FARGO FOOTHILL, INC.,
                                   as Lender,

                                 HSBC BANK USA,
                              as Collateral Agent,

                        PHIBRO ANIMAL HEALTH CORPORATION,
                        and certain of its SUBSIDIARIES,
                           as Borrowers and Guarantors

                          Dated as of October 21, 2003

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                 INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

      THIS INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT dated as of October 21, 2003 (this "Agreement") is made by and among WELLS FARGO FOOTHILL, INC., as senior secured lender (the "Original Lender") under and pursuant to the Loan Agreement (as hereinafter defined), HSBC BANK USA, solely in its capacity as collateral agent under the Indenture Loan Documents (as hereinafter defined) (in such capacity, together with its successors and assigns (if any) in such capacity, the "Collateral Agent"), PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (the "Parent" ) and those certain subsidiaries of the Parent party hereto (the "Subsidiaries" and, together with the Parent, the "Credit Parties").

                                    RECITALS

      A. Certain of the Credit Parties, certain other foreign subsidiaries (the "Foreign Indenture Obligors") of the Parent (including, among others, Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the Parent, the "Issuers")), the Collateral Agent, and HSBC, in its capacity as Trustee (in such capacity, together with its successors and assigns (if any) in such capacity, the "Trustee"), have entered into an Indenture, dated as of October 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Indenture"), pursuant to which the Issuers have issued 105,000 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such additional units, the "Units"), consisting of $85,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Parent (and, together with any additional notes that may be issued by the Parent from time to time thereunder or exchanged therefor or for such additional notes, the "U.S. Notes") and $20,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Dutch Issuer (and, together with any additional notes that may be issued by the Dutch Issuer from time to time thereunder or exchanged therefor or for such additional notes, the "Dutch Notes" and, together with the U.S. Notes, the "Notes"). The repayment of the Indenture Secured Obligations (as hereinafter defined) is secured by, among other things, security interests in and liens on the assets and properties described in the Domestic Collateral Agreements (as defined in the Indenture) dated as of the date hereof (in each case, as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Indenture Domestic Collateral Agreements" and, together with the Indenture and all Control Agreements (as defined in the U.S. Security Agreement (as defined in the Indenture)) executed and delivered in connection therewith, the "Indenture Agreements"), made by certain of the Credit Parties in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders.

      B. The Credit Parties and the Original Lender have entered into a Loan and Security Agreement dated as of October 21, 2003 (the "Original Loan Agreement") and


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the Credit  Parties and the  Original  Lender have  entered  into those  certain guaranties, guarantor security agreements (as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Security Documents") pursuant to which the Original Lender agreed, upon the terms and conditions stated therein, to make loans and advances to and to issue letters of credit for the account of the Credit Parties up to the principal amount of $40,000,000 (of which no more than $25,000,000 would be available for the issuance of letters of credit and no more than $15,000,000 would be available for advances), together with the fees, interest, expenses and other obligations due under the Original Loan Agreement. The repayment of the Obligations (as that term is defined in the Original Loan Agreement) is secured by first priority security interests in and liens on the Collateral (as defined below).

      C. The Original Lender and the Collateral Agent desire to enter into this Agreement concerning the respective rights of the Lender and the Collateral Agent with respect to the priority of their respective security interests in and liens on the Collateral (as defined below).

      D. The terms of the Indenture permit the Parent and the other Credit Parties to enter into the Lender Loan Documents (as defined below), subject to compliance with certain conditions, and in connection therewith authorize and direct the Collateral Agent to enter into a subordination agreement substantially in the form of this Agreement.

      E. In order to induce the Original Lender to extend credit to the Credit Parties and for purposes of certain conditions precedent and covenants of the Original Loan Agreement, the Original Lender and the Collateral Agent hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.01 Terms Defined Above and in the Recitals. As used in this Agreement, the following terms shall have the respective meanings indicated in the opening paragraph hereof and in the above Recitals:

            "Agreement"
            "Collateral Agent"
            "Credit Parties"
            "Dutch Issuer"
            "Dutch Notes"
            "Foreign Indenture Obligors"
            "HSBC"
            "Indenture"
            "Indenture Domestic Collateral Agreements"
            "Indenture Agreements"
            "Issuers"


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            "Notes"
            "Original Lender"
            "Original Loan Agreement"
            "Parent"
            "Security Documents"
            "Subsidiaries"
            "Trustee"
            "U.S. Notes"
            "Units"

      Section 1.02 Original Loan Agreement Definitions. All capitalized terms which are used but not defined herein shall have the same meaning as in the Original Loan Agreement, as in effect on the date hereof.

      Section 1.03 Other Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

            "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Credit Parties to any Bank Product Provider (as that term is defined in the Original Loan Agreement) pursuant to or evidenced by the Bank Product Agreements (as that term is defined in the Original Loan Agreement) and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that Credit Parties are obligated to reimburse the Original Lender as a result of the Original Lender purchasing participations from, or executing indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products (as that term is defined in the Original Loan Agreement) provided by such Bank Product Provider to the Credit Parties.

            "Bank Product Reserve" means, as of any date of  determination,  the
lesser  of  (a)  $10,000,000   and  (b)  the  total  Bank  Product   Obligations
outstanding.

            "Bankruptcy Code" means title 11 of the United States Code.

            "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.


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            "Cash  Collateral"  means any Collateral  consisting of cash or cash equivalents,  any security  entitlement  (as defined in the New York  Commercial
Code) and any financial assets (as defined in the New York Commercial Code).

            "Collateral" means all of each Credit Party's right, title and interest in, to, and under all property and assets of the Credit Parties, including without limitation, all "Collateral" as defined in the Loan Agreement; provided, however, that the term "Collateral" shall not include any property or asset of any Foreign Indenture Obligor.

            "Collateral Agent Standstill Notice" means a written notice from or on behalf of Lender to the Collateral Agent stating that an Event of Default has occurred and is continuing and stating that such written notice is a "Collateral Agent Standstill Notice".

            "Collateral  Agent  Standstill  Period" has the meaning set forth in
Section 2.03.

            "Control Collateral" means any Collateral consisting of a certificated security (as defined in the New York Commercial Code), investment property (as defined in the New York Commercial Code), a deposit account (as defined in the New York Commercial Code and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

            "Discharge of Loan Agreement Secured  Obligations"  means payment in full in cash of the Loan Agreement Secured Obligations (other than Loan Agreement Secured Obligations consisting of contingent indemnification obligations under the Lender Loan Documents) up to (but not in excess of) the Maximum Lender Priority Debt Amount including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities issued pursuant thereto in respect of outstanding letters of credit), delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the terms of the Loan Agreement, in each case, after or concurrently with termination of all commitments to extend credit thereunder.

            "DIP Financing" has the meaning set forth in Section 6.01.

            "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "Indenture Event of Default" means an event of default under the Indenture Loan Documents.

            "Indenture Loan Documents" shall mean the Indenture, the Units, the Notes, the Indenture Agreements, and such other agreements, instruments and certificates as defined or referred to in the Indenture.


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            "Indenture   Secured   Obligations"   shall  mean  all  indebtedness
represented by the Units, the Notes, together with interest, premiums, fees, costs and expenses in respect thereof (including, without limitation, attorneys fees and disbursements and including interest accrued after the initiation of any Insolvency Proceeding, whether or not allowed or allowable in any Insolvency Proceeding).

            "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

            "Lender" means the Original Lender, together with all successors, assigns, transferees, participants, replacement or refinancing lenders, of the Original Lender, including any Person designated as a Lender under any Loan Agreement; provided, that for purposes of this Agreement, the Collateral Agent shall be entitled to deal only with the Original Lender until such time as the Original Lender shall have assigned to another Lender all of its rights and obligations hereunder to such other Lender pursuant to an assignment, notice of which has been provided by the Original Lender to the Collateral Agent and until receipt thereof, Collateral Agent shall not be liable for any such dealings (including the turning over of any Collateral or proceeds thereof to the Original Lender at a time when any other Lender and not the Original Lender was entitled thereto).

            "Lender Loan Documents" means the Loan Agreement, the Security Documents, the "Loan Documents" as defined in the Original Loan Agreement, the collateral documents and instruments executed and delivered in connection therewith or in connection with any other Loan Agreement hereunder, and such other agreements, instruments and certificates as defined in a Loan Agreement.

            "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property. In addition, as used in this Agreement, the term "Lien" means a Lien of the Collateral Agent or the Lender solely in respect of all or any portion of the Collateral and not in respect of any asset or property of any Foreign Indenture Obligor.


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            "Lien  Priority" means with respect to any Lien of the Lender or the
Collateral Agent in the Collateral, the order of priority of such Lien as specified in Section 2.01.

            "Loan Agreement" means the Original Loan Agreement as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including any agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of the Parent or any other Persons as parties thereto) or refinancing all or any portion of the Obligations or Commitments as those terms are defined in the Original Loan Agreement (or in any other agreement that itself is a Loan Agreement hereunder) and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of indebtedness that may be incurred thereunder.

            "Loan Agreement Secured Obligations" means all Obligations and all other amounts owing or due under the terms of a Loan Agreement and the other Lender Loan Documents, including any and all amounts payable under or in respect of the Lender Loan Documents, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, including principal, premium, interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, any obligation to post cash collateral in respect of letters of credit or indemnities in respect thereof, indemnities, guarantees, and all other amounts payable thereunder or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Credit Party or any other Person irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in any Insolvency Proceeding).

            "Loan Documents" means the Lender Loan Documents and the Indenture Loan Documents.

            "Maximum Lender Priority Debt Amount" means, as of any date of determination, (a) the undrawn amount of all outstanding letters of credit plus unreimbursed drawings in respect thereof that are Loan Agreement Secured Obligations as of such date up to, but not in excess of, $25,000,000, plus (b) the principal amount of Advances (as that term is defined in the Original Loan Agreement) or revolving loans under any Loan Agreement as of such date up to, but not in excess of, $15,000,000, plus (c) any premium, interest, fees, attorneys' fees, costs, charges, expenses, indemnities, and all other amounts payable under a Loan Agreement or other Lender Loan Documents or in respect of the Loan Agreement Secured Obligations (including, without duplication, all guaranties in respect thereof), plus (d) the Bank Product Obligations not to exceed the Bank Product Reserve; and including, for each amount specified in clauses (a), (b), (c), and (d) all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Credit Party or any other Person irrespective of whether a


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claim for all or any  portion  of such  amount is  allowable  or  allowed in any
Insolvency Proceeding.

            "Notes" means the Domestic Notes and the Dutch Notes.

            "Noteholders" means each of the holders of the Units and/or the Notes.

            "Party" means Lender and Collateral Agent.

            "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

            "Proceeds" means (i) all "proceeds" as defined in Article 9 of the New York Commercial Code with respect to the Collateral, and (ii) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

            "Real Property" means any estates or interests in real property and the improvements thereto.

            "Recovery" has the meaning set forth in Section 5.03.

      Section 1.04 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this
Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns.


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                                   ARTICLE II.

                                  LIEN PRIORITY

      Section 2.01 Agreement to Subordinate. Notwithstanding the date, time, method, manner or order of grant, attachment, or perfection of any Liens granted to the Collateral Agent, the Trustee, or the Noteholders in respect of all or any portion of the Collateral or of any Liens granted to the Lender in respect of all or any portion of the Collateral, or the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of Lender or the Collateral Agent (or the Trustee or any Noteholder) in any Collateral or any provision of the Uniform Commercial Code, any other applicable law, the Loan Documents or any other circumstance whatsoever, each of the Lender and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, hereby agrees that:

            (a) (i) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be junior and subordinate to all Liens granted to the Lender in the Collateral to secure all or any portion of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount, and (ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Lender that secures all or any portion of the Loan Agreement Secured Obligations in excess of the Maximum Lender Priority Debt Amount, shall in all respects be junior and subordinate to all Liens granted to the Collateral Agent, the Trustee or any Noteholder in the Collateral to secure all or any portion of the Indenture Secured Obligations,

            (b) (i) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Lender that secures all or any portion of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount shall in all respects be senior and prior to all Liens granted to the Collateral Agent (or the Trustee or any Noteholder) in the Collateral to secure all or any portion of the Indenture Secured Obligations, and (ii) any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Collateral Agent, the Trustee, or any Noteholder that secures all or any portion of the Indenture Secured Obligations, shall in all respects be senior and prior to all Liens granted to the Lender in the Collateral to secure all or any portion of the Loan Agreement Secured Obligations in excess of the Maximum Lender Priority Debt Amount.

            The Collateral Agent, for and on behalf of itself, the Trustee and the Noteholders, acknowledges and agrees that, concurrently herewith, the Lender has been granted Liens upon all of the Collateral in which the Collateral Agent has been granted Liens and the Collateral Agent hereby consents thereto. The Lender acknowledges and agrees that the Collateral Agent, for the benefit of itself, the Trustee, and the Noteholders,


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has been  granted  Liens  upon all of the  Collateral  in which  Lender has been granted Liens and the Lender hereby consents thereto. The subordination of Liens in the Collateral (up to the Maximum Lender Priority Debt Amount) by the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders in favor of the Lender herein shall not be deemed to subordinate the Collateral Agent's Liens to the Liens of any other Person. The subordination of Liens in the Collateral (in excess of the Maximum Lender Priority Debt Amount) in favor of the Collateral Agent, for the benefit of itself, the Trustee and the Noteholders herein shall not be deemed to subordinate the Lender's Liens to the Liens of any other Person.

            Section 2.02 Waiver of Right to Contest Liens. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it and they shall not (and hereby waives, on behalf of itself, the Trustee and the Noteholders any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Lender in respect of the Collateral. The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, agrees that none of the Collateral Agent, the Trustee, or the Noteholders will take any action that would hinder any exercise of remedies undertaken by the Lender under the Lender Loan Documents in respect of the Collateral, including any public or private sale, lease, exchange, transfer, or other disposition of the Collateral, whether by foreclosure or otherwise. The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, hereby waives any and all rights it, the Trustee, or the Noteholders may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which the Lender seeks to enforce the Liens in any portion of the Collateral (it being understood and agreed that the terms of this Agreement shall govern with respect to the Collateral, even if any portion of the Liens securing the Loan Agreement Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise). The Lender agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Collateral Agent in respect of the Collateral.

            Section 2.03 Collateral Agent Remedies Standstill. At any time after the occurrence and during the continuation of an Event of Default under any of the Lender Loan Documents, the Lender may send a Collateral Agent Standstill Notice to the Collateral Agent. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that from and after the date of its receipt of any Collateral Agent Standstill Notice, none of the Collateral Agent, the Trustee, or any Noteholder will exercise any of its rights or remedies in respect of the collection on, set off against, marshalling of, or foreclosure on the Collateral or any other right relating to any Collateral (including the exercise of any voting rights relating to any Capital Stock


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

constituting Collateral) under the Indenture Loan Documents, applicable law or otherwise as a secured creditor and will not take or receive any Collateral in connection with the exercise of any such right or remedy (including recoupment or set-off), whether under the Indenture Loan Documents, applicable law, in an Insolvency Proceeding or otherwise unless and until (a) the Lender has expressly waived or acknowledged the cure of the applicable Event of Default in writing or the Discharge of the Loan Agreement Secured Obligations shall have occurred, or
(b) 210 days shall have elapsed from the date of the Collateral Agent's receipt of such Collateral Agent Standstill Notice, except with respect to any Collateral as to which the Lender is diligently exercising its rights or remedies as a secured creditor to effect the collection, foreclosure, sale, or other realization upon or disposition of such Collateral. The time period during which the Collateral Agent is not permitted to exercise rights or remedies under this section is referred to herein as the "Collateral Agent Standstill Period". From and after the earliest to occur of (i) the Collateral Agent's receipt of such waiver or cure notice, (ii) the date on which the Discharge of the Loan Agreement Secured Obligations shall have occurred, or (iii) the elapsing of such 210th day period, any of the Collateral Agent, the Trustee, or any Noteholder may commence to exercise any of its rights and remedies as a secured creditor with respect to the Collateral under the Indenture Loan Documents, applicable law or otherwise (subject to the provisions of this Agreement, including Section
4.02 hereof and except with respect to any such Collateral as to which the Lender is effecting the collection, foreclosure, sale or other realization upon or disposition of or is otherwise exercising its secured creditor remedies diligently and in good faith). The Lender may only send 3 Collateral Agent Standstill Notices prior to the Maturity Date whether delivered hereunder or under any corresponding provision of any other agreement similar hereto that may be delivered pursuant to Section 7.16)and the Lender may not send a subsequent Collateral Agent Standstill Notice consecutive days have elapsed following the last day of a Collateral Agent Standstill period.

      Section 2.04 Exercise of Rights.

            (a) No Other Restrictions. Except as expressly set forth in this Agreement, each of the Collateral Agent, the Trustee, the Noteholders, and the Lender shall have any and all rights and remedies it may have as a creditor under applicable law, including the rights to exercise all rights and remedies in foreclosure or otherwise with respect to any of the Collateral; provided, however, that any such exercise by the Collateral Agent, the Trustee or the Noteholders, and any collection or sale of all or any portion of the Collateral by the Collateral Agent, the Trustee or the Noteholders, shall be subject to the Liens of the Lender on the Collateral to the extent provided in Section 2.01 and to the provisions of this Agreement including Section 4.02 hereof. In exercising rights and remedies with respect to the Collateral, the Lender may enforce the provisions of the Lender Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law; provided, that the Lender agrees to provide copies of any notices that it is required under applicable law to deliver to the Credit Parties to the Collateral Agent; provided further, that the failure to provide any such copies to the Collateral Agent shall not impair any of the Lender's rights hereunder.

            (b) Collateral Agent's Release of Liens. In the event of any such private or public sale of the Collateral, Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that such sale will be free and clear of the Liens on any such Collateral securing the Indenture Secured Obligations and, if the sale or other disposition includes the Equity Interests in any Credit Party which are subject to any Liens securing the Indenture Secured Obligations, agrees to release the entities whose Equity Interests are sold from all Indenture Secured Obligations so long as Lender also releases the entities whose Equity Interests are sold from all Loan Agreement Secured Obligations. In furtherance thereof, Collateral Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by Lender with respect to the Collateral in connection therewith, so long as the proceeds from such sale or other disposition of the Collateral are applied in accordance with the terms of this Agreement.

            (c) No Waiver of Collateral Agent's Rights. Subject to Section 3.01, the Collateral Agent, the Trustee and the Noteholders may exercise, and nothing herein shall constitute a waiver of, any right it may have at law or equity to receive notice of, or to commence or join with any creditor in commencing any Insolvency Proceeding or to join or participate in, any action or proceeding or other activity described in Section 3.01; provided, however, that exercise of any such right by the Collateral Agent shall be subject to all of the terms and conditions of this Agreement, including the obligation to turn over Collateral and Proceeds to the Lender for application to the Loan Agreement Secured Obligations as provided in Section 4.02.

            (d) Collateral Agent's Right to File Claims to Prevent Waiver Thereof. The Collateral Agent may make such demands or file such claims in respect of the Indenture Secured Obligations as may be necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure, but except as provided in this
Section 2.04, the Collateral Agent shall not take any actions restricted by this Agreement in respect of the Collateral until the Discharge of Loan Agreement Secured Obligations shall have occurred.

            (e) Rights of Collateral Agent Following the Discharge of Loan Agreement Secured Obligations. Following the Discharge of Loan Agreement Secured Obligations, the other provisions of this Section 2.04 shall apply to the Collateral Agent, for the benefit of itself, the Trustee and the Noteholders as if it was the Lender and the Lender was the Collateral Agent, mutatis mutandis.

                                  ARTICLE III.

                             ACTIONS OF THE PARTIES

      Section 3.01 Limitation on Certain Actions by the Collateral Agent. Notwithstanding any other provision hereof, during any Collateral Agent Standstill Period prior to the date that the Discharge of Loan Agreement Secured Obligations occurs, the Collateral Agent will not:

            (a) commence receivership or foreclosure proceedings against any Credit Party in respect of any Collateral;

            (b) sell, collect, transfer or dispose of any Collateral or Proceeds; or

            (c) notify third party account debtors to make payment in respect of Collateral directly to it or any of its agents or other Persons acting on its behalf.

      Section 3.02 Agent for Perfection. Each of the Lender and the Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder, as applicable, agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in its respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either, as applicable) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral subject to the terms and conditions of this Section 3.02. None of the Lender, the Collateral Agent, the Trustee, or the Noteholders, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by any Credit Party or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the Lender and the Collateral Agent under this Section 3.02 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other for purposes of perfecting the Lien held by the Collateral Agent or the Lender, as applicable. The Lender is not and shall not be deemed to be a fiduciary of any kind for the Collateral Agent, the Trustee, the Noteholders or any other Person. The Collateral Agent is not and shall not be deemed to be a fiduciary of any kind for the Lender. In the event that (a) any of the Collateral Agent, the Trustee, or any Noteholder receives any Proceeds or Collateral in contravention of the Lien Priority, or (b) the Lender receives any Collateral or Collateral Proceeds in contravention of the Lien Priority, it shall promptly pay over such Proceeds or Collateral, as applicable, to (i) in the case of clause (a), the Lender, or (ii) in the case of clause (b), the Collateral Agent, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.02 of this Agreement.

                                   ARTICLE IV.

                       NOTICES AND APPLICATION OF PROCEEDS

      Section 4.01 Notices of Exercise. Concurrently with any exercise by the Collateral Agent of any of its rights and remedies under the Indenture Loan Documents following the occurrence of any Indenture Event of Default, the Collateral Agent shall give notice of such exercise to the Lender and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement. Concurrently with any exercise by the Lender of any of its rights and remedies under the Lender Loan Documents following the occurrence of any Event of Default, the Lender shall give notice of such exercise to the Collateral Agent and shall only exercise such rights or remedies in a manner consistent with the terms of this Agreement.

      Section 4.02 Application of Proceeds.

            (a) Revolving Nature of Loan Agreement Secured Obligations. As long as the Lender is not exercising any of its remedies as a secured creditor under the Lender Loan Documents and including during any Collateral Agent Standstill Period, the Lender may apply any and all of the Proceeds in accordance with the provisions of the Lender Loan Documents, subject to the provisions of this Agreement, including Sections 3.02 and 4.02 hereof. The Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, expressly acknowledges and agrees that (a) any such application of the Proceeds or the release of any Lien by the Lender upon any portion of the Collateral in connection with a Permitted Disposition (as that term is defined in the Loan Agreement) shall not be considered to be the exercise of remedies under this Agreement; and (b) all Proceeds received by Lender in connection therewith may be applied, reversed, reapplied, credited or reborrowed, in whole or in part, as Loan Agreement Secured Obligations without reducing the Maximum Lender Priority Debt Amount.

            (b) Turnover of Cash Collateral After Payment. Upon the Discharge of the Loan Agreement Secured Obligations, the Lender shall deliver to the Collateral Agent or execute such documents as the Collateral Agent may reasonably request to cause the Collateral Agent to have control over any Cash Collateral or Control Collateral still in Lender's possession, custody or control in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Collateral Agent to the Indenture Secured Obligations in the manner prescribed by the Indenture. Proceeds from any exercise by the Lender or the Collateral Agent, as applicable, of any of their respective secured creditor rights or remedies under any of the Loan Documents, under applicable law, or otherwise with respect to any Collateral or Proceeds, shall be (a) until the Discharge of the Loan Agreement Secured Obligations, retained by the Lender or promptly turned over by the Collateral Agent, the Trustee, or any Noteholder, as the case may be, to the Lender in the same form as received, with any necessary endorsements, (b) after the Discharge of the Loan

Agreement Secured Obligations and until all Indenture Secured Obligations have been paid in full in cash, retained by the Collateral Agent or promptly turned over by the Lender to the Collateral Agent in the same form as received, with any necessary endorsements, and (c) if there are any Loan Agreement Secured Obligations outstanding in excess of the Maximum Lender Priority Debt Amount after the payment in full in cash of all Indenture Secured Obligations, it shall be retained by the Lender or promptly turned over by the Collateral Agent to the Lender in the same form as received, with any necessary endorsements.

            (c) Application of Proceeds. The Lender and the Collateral Agent hereby agree that all Collateral and all Proceeds received by either of them upon the exercise of any their secured creditor rights or remedies under any of the Loan Documents, applicable law, or otherwise shall be applied, first, ratably to the payment of costs and expenses of the Lender, or of the Collateral Agent, the Trustee, and the Noteholders, as applicable, in connection with such exercise,

            second, to the payment of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount,

            third, to the payment of the Indenture Secured Obligations in the manner prescribed by the Indenture, and fourth, to the payment of any Loan Agreement Secured Obligations in excess of the Maximum Lender Priority Debt Amount.

In exercising remedies, whether as a secured creditor or otherwise, the Lender shall have no obligation or liability to the Collateral Agent, the Trustee, or to any Noteholder and the Collateral Agent shall have no obligation or liability to the Lender regarding the adequacy of any Proceeds or for any action or omission save and except solely an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

      Section 4.03 Specific Performance. Each of the Lender and the Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Parent, any Subsidiary or any Credit Party shall have complied with any of the provisions of any of the Loan Documents, at any time when the other shall have failed to comply with any of the provisions of this Agreement applicable to it; provided, however, the remedy of specific performance shall not be available, and the asserting party shall be free to assert any and all legal defenses it may possess, if such remedy would result in, or otherwise constitute, a violation of the Employee Retirement Income Security Act of 1974, as amended. Each of the Lender and the Collateral Agent hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                                   ARTICLE V.

                   INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

      Section 5.01 Notice of Acceptance and Other Waivers.

            (a) All Loan Agreement Secured Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, hereby waives (i) notice of acceptance, or proof of reliance, by the Lender of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Loan Agreement Secured Obligations. Neither the Lender nor any of its affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If the Lender honors (or fails to honor) a request by the any Credit Party for an extension of credit pursuant to the Loan Agreement or any of the Lender Loan Documents, whether Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Indenture or any Indenture Loan Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if Lender otherwise should exercise any of its contractual rights or remedies under the Lender Loan Documents (subject to the express terms and conditions hereof), Lender shall not have any liability whatsoever to the Collateral Agent, the Trustee or any Noteholder as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Lender will be entitled to manage and supervise its loans and extensions of credit under the Loan Agreement and other Lender Loan Documents as the Lender may, in its sole discretion, deem appropriate, and the Lender may manage its loans and extensions of credit without regard to any rights or interests that the Collateral Agent, the Trustee, or any of the Noteholders have in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that the Lender shall not incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Lender Loan Documents conducted in accordance with mandatory provisions of applicable law.

            (b) None of Collateral Agent, Trustee, or any of the Noteholders nor any of their affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement. If Collateral Agent, Trustee, or any of the Noteholders should exercise any of their contractual rights or remedies under the Indenture

Agreements (subject to the express terms and conditions hereof), none of Collateral Agent, Trustee, or any of the Noteholders shall have any liability whatsoever to the Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Collateral Agent, Trustee, and Noteholders will be entitled to manage and supervise their loans and extensions of credit under the Indenture Agreements as they may, in their sole discretion, deem appropriate, and they may manage their loans and extensions of credit without regard to any rights or interests that the Lender has in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. Subject to Section 2.03, the Lender agrees that none of the Collateral Agent, the Trustee, or the Noteholders shall incur any liability as a result of a sale, lease, license, or other disposition of the Collateral, or any part thereof, pursuant to the Indenture Agreements conducted in accordance with mandatory provisions of applicable law.

      Section 5.02 Modifications to Lender Loan Documents and Indenture Agreements.

            (a) The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, hereby agrees that, without affecting the obligations of the Collateral Agent, the Trustee and the Noteholders hereunder, the Lender may, at any time and from time to time, in its sole discretion without the consent of or notice to the Collateral Agent, the Trustee or any Noteholder (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Collateral Agent, the Trustee or any Noteholder or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Loan Agreement or any of the Lender Loan Documents in any manner whatsoever, including, to

                  (i) change the  manner,  place,  time,  or terms of payment or renew or alter, all or any of the Loan Agreement Secured Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Loan Agreement Secured Obligations or any of the Lender Loan Documents,

                  (ii) retain or obtain a Lien on any  property of any Person to secure any of the Loan Agreement Secured Obligations, and in that connection to enter into any additional Lender Loan Documents,

                  (iii) amend,  or grant any waiver,  compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Loan Agreement Secured Obligations,

                  (iv) release its Lien on any Collateral or other property,

                  (v) exercise or refrain from exercising any rights against any
            Credit Party or any other Person,

                  (vi) retain or obtain the primary or secondary  obligation  of any other Person with respect to any of the Loan Agreement Secured Obligations, and

                  (vii) otherwise manage and supervise the Loan Agreement Secured Obligations as the Lender shall deem appropriate.

            (b) The Lender hereby agrees that Collateral Agent, on behalf of itself, the Trustee, and the Noteholders may, at any time and from time to time, in its sole discretion without the consent of or notice to the Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Indenture Agreements in any manner whatsoever, provided, however, that in no event shall Collateral Agent, the Trustee, or any Noteholder obtain a Lien on any assets of any Credit Party not subject to a Lien in favor of Lender unless (i) Lender also obtains a Lien on such assets or (ii) Lender declines in a writing to Collateral Agent to obtain a Lien on such assets.

            (c)  Notwithstanding  anything to the contrary herein,  this Section
5.02 shall not be construed to constitute a waiver by the Collateral Agent, the Trustee, or any Noteholder of Section 4.12 of the Indenture.

            (d) Notwithstanding anything to the contrary herein, in no event shall Indebtedness represented by any units or notes issued pursuant to the Indenture, including any Units or Notes (or represented by any other evidence of indebtedness for borrowed money under the Units, the Notes, the Indenture or the guarantees related thereto) at any time exceed an aggregate principal amount equal to $105,000,000.

      Section 5.03 Reinstatement and Continuation of Agreement.

            (a) If Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Parent, any of its Subsidiaries, any Credit Party or any other Person any amount (a "Recovery"), then the Loan Agreement Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement. All rights, interests, agreements, and obligations of the Collateral Agent, the Trustee, the Lender, and the Noteholders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of any Insolvency Proceeding by or against Parent, any of its

Subsidiaries or any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Parent, any Subsidiary or any Credit Party in respect of the Loan Agreement Secured Obligations. No priority or right of the Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Credit Party, any of its Subsidiaries or any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of the Loan Agreement, the Indenture or any of the other Loan Documents, regardless of any knowledge thereof which the Lender may have.

            (b) If Collateral Agent, the Trustee, or any Noteholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person a Recovery, then the Indenture Secured Obligations shall be reinstated to the extent of such Recovery. No priority or right of the Collateral Agent, the Trustee, or any Noteholder shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower, any of its Subsidiaries or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of the Loan Agreement, the Indenture or any of the other Indenture Agreements, regardless of any knowledge thereof which the Collateral Agent, the Trustee, or any Noteholder may have.

                                   ARTICLE VI.

                             INSOLVENCY PROCEEDINGS

      Section 6.01 DIP Financing. If the Parent, any of its Subsidiaries or any Credit Party shall be subject to any Insolvency Proceeding and the Lender shall desire, prior to the Discharge of Loan Agreement Secured Obligations, to permit the use of cash collateral or to permit Parent, any of its Subsidiaries or any Credit Party to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision under the law applicable to any Insolvency Proceeding ("DIP Financing") to be secured by all or any portion of the Collateral, then the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection with its or their interest in any such Collateral except to the extent specified in Section 6.02. To the extent the Liens securing the Loan Agreement Secured Obligations are subordinated or pari passu with such DIP Financing, the Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, hereby agrees that its Liens in the Collateral shall be subordinated to such DIP Financing (and all obligations relating thereto) up to (but not in excess of) the Maximum Lender Priority Debt Amount upon the terms and conditions specified in this Agreement. Until the Discharge of Loan Agreement Secured Obligations has occurred, the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral and will not provide or offer to provide any DIP Financing secured by a

Lien senior to or pari passu with the Liens securing the Loan Agreement Secured Obligations, in each case unless the Lender otherwise has provided its express written consent.

      Section 6.02 No Contest. The Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees that, prior to the Discharge of Loan Agreement Secured Obligations, none of them shall contest (or support any other Person contesting) (a) any request by the Lender for adequate protection, or (b) any objection by the Lender to any motion, relief, action, or proceeding based on Lender claiming that their interests in the Collateral are not adequately protected or any other similar request under any law applicable to an Insolvency Proceeding. Notwithstanding the foregoing, in any Insolvency Proceeding, if the Lender is granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or
Section 364 of Title 11 of the United States Code or any similar law applicable to any Insolvency Proceeding, then the Collateral Agent, on behalf of itself, the Trustee, or any of the Noteholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien hereby is and shall be deemed to be subordinated to the Liens securing the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Lender Priority Debt Amount and such DIP Financing (and all obligations relating thereto) on the same basis as the Lien Priority. In the event the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of Liens in respect of additional collateral, then the Collateral Agent, on behalf of itself, the Trustee, and each of the Noteholders, agrees that the Lender also shall be granted a Lien on such additional collateral as security for the Loan Agreement Secured Obligations (and for any such DIP Financing) and that any Lien on such additional collateral securing the Indenture Secured Obligations shall be subordinated to the Liens in respect of such additional collateral securing the Loan Agreement Secured Obligations and any such DIP Financing and any other Liens granted to the Lender as adequate protection on the same basis as the other Liens securing the Indenture Secured Obligations are subordinated to the Loan Agreement Secured Obligations under this Agreement up to the Maximum Lender Priority Debt Amount. All such Liens granted to the Lender or to the Collateral Agent in respect of such additional collateral shall be subject to the Lien Priority. Nothing contained herein shall prohibit or in any way limit the Lender, prior to the Discharge of Loan Agreement Secured Obligations, from objecting in any Insolvency Proceeding or otherwise to any action taken by the Collateral Agent, the Trustee or any of the Noteholders, including the seeking by the Collateral Agent, the Trustee or any Noteholder of adequate protection or the asserting by the Collateral Agent, the Trustee or any Noteholder of any of its rights and remedies under the Indenture Loan Documents or otherwise.

      Section 6.03 Asset Sales. The Collateral Agent agrees, on behalf of itself, the Trustee, and the Noteholders, that it will not oppose any sale consented to by Lender of pursuant to Section 363(f) of Title 11 of the United States Code (or any similar provision in any other applicable Bankruptcy Law) so long as the proceeds of such sale are applied in accordance with this Agreement.

      Section 6.04 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510 of Title 11 of the United States Code. The Lender and the Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, each agrees that all distributions that the Lender, the Collateral Agent, the Trustee, or any Noteholder receives in any Insolvency Proceeding on account of the Collateral shall be held in trust by such Person and turned over to the Lender for application in accordance with
Section 4.02 of this Agreement. To the extent that any amounts received by the Lender, the Collateral Agent, the Trustee, or any Noteholder are paid over in connection with this provision, the obligations owed by the Credit Parties to such Person will be deemed to be reinstated to the extent of the amounts so paid over.

                                  ARTICLE VII.

                                  MISCELLANEOUS

      Section 7.01 Rights of Subrogation. The Collateral Agent agrees that no payment or distribution to the Lender pursuant to the provisions of this Agreement shall entitle the Collateral Agent, the Trustee, or any Noteholder to exercise any rights of subrogation in respect thereof until the Discharge of Loan Agreement Secured Obligations shall have occurred. Following the Discharge of Loan Agreement Secured Obligations, the Lender agrees to execute such documents, agreements, and instruments as the Collateral Agent, the Trustee or any Noteholder may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Loan Agreement Secured Obligations resulting from payments or distributions to the Lender by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Lender are paid by such Person upon request for payment thereof.

      Section 7.02 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Lender or the Collateral Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.02 to the extent that such action would contravene any law, order or other legal requirement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.02.

      Section 7.03 Representations. The Original Lender represents and warrants to the Collateral Agent that it has the requisite power and authority under the Original Loan Agreement to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Lenders under the Original Loan Agreement. The Collateral Agent represents and warrants that it has the requisite power and authority under the Indenture to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself, the Trustee, and the Noteholders.

      Section 7.04 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Collateral Agent and the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 7.05 Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and, if to the Collateral Agent, mailed or sent by telecopy or delivered to it, addressed to it as follows:

                  HSBC Bank USA
                  452 5th Avenue
                  New York, New York  10018
                  Facsimile:  212.525.1300
                  Attention:  Issuer Services

With a copy to:

                  Mayer, Brown, Rowe & Maw LLP
                  1675 Broadway
                  New York, NY 10019-5820
                  Facsimile:  212.262.1910
                  Attn:  Ron Brody

and if to the Lender, mailed, sent or delivered thereto, addressed to it as follows:

                  Wells Fargo Foothill, Inc.
                  One Boston Place, Suite 1800
                  Boston, MA 02108
                  Facsimile:  617.523.1697
                  Attention:  Business Finance Division Manager

With a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  515 South Flower Street, 25th Floor
                  Los Angeles, California 90071
                  Facsimile:  213.627.0705
                  Attention:  John Francis Hilson, Esq.

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 7.05. All such demands, notices and other communications shall be effective, when mailed, two business days after deposit in the mails, postage prepaid, when sent by telecopy, when receipt is acknowledged by the receiving telecopy equipment (or at the opening of the next business day if receipt is after normal business hours), or when delivered, as the case may be, addressed as aforesaid.

      Section 7.06 No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 7.07 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Discharge of the Loan Agreement Secured Obligations shall have occurred and the Indenture Secured Obligations shall have been paid in full,
(ii) be binding upon the Parties and their successors and assigns, and (iii) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender or the Collateral Agent, the Trustee, or any Noteholder may assign or otherwise transfer all or any portion of the Loan Agreement Secured Obligations or the Indenture Secured Obligations, as applicable, to any other Person (other than Parent, any Credit Party or any Affiliate of Parent and any Subsidiary of Parent or any Credit Party), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the Lender or the Collateral Agent, the Trustee, or any Noteholder, as the case may be, herein or otherwise.

      Section 7.08 Governing Law: Entire Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York except as otherwise preempted by applicable federal law. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

      Section 7.09 Counterparts. This Agreement maybe executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

      Section 7.10 No Third Party Beneficiary. This Agreement is solely for the benefit of the Parties (and their permitted assignees). No other Person (including Parent, any Credit Party or any Affiliate of Parent and any Subsidiary of Parent or any Credit Party) shall be deemed to be a third party beneficiary of this Agreement.

      Section 7.11 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof

      Section 7.12 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or any other priority set forth in this Agreement.

      Section 7.13 Collateral Agent Status. Nothing in this Agreement shall be construed to operate as a waiver by the Collateral Agent, with respect to the Parent, any of its Subsidiaries, any Credit Party, the Trustee, or any Noteholder, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in the Indenture or any of the other Indenture Loan Documents. For all purposes of this Agreement, the Collateral Agent may (a) rely in good faith, as to matters of fact, on any representation of fact believed by the Collateral Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of the Parent or of the Lender, and (b) assume in good faith
(without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person. Parent and Lender expressly acknowledge that the subordination and related agreements set forth herein by the Collateral Agent are made solely in its capacity as Collateral Agent under the Indenture with respect to the Units and the Notes issued thereunder and the other Indenture Loan Documents and are not made by the Collateral Agent in its individual commercial capacity.

      Section 7.14 Acknowledgment. Each of Parent and each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, and agrees to recognize all rights granted thereby to the Lender and the Collateral Agent and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each of Parent and each Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

      Section 7.15 VENUE; JURY TRIAL WAIVER.

            (a) THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING

ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.15.

            (b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      Section 7.16 Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the Indenture. If this Agreement or all or any portion of either Party's rights or obligations hereunder are assigned or otherwise transferred to any other Person, such other Person shall execute and deliver an agreement containing terms substantially identical to those contained in this Agreement.

      IN WITNESS WHEREOF, the Lender, the Collateral Agent, the Parent and each other Credit Party has caused this Agreement to be duly executed and delivered as of the date first above written.

LENDER:                              WELLS FARGO FOOTHILL, INC.,
                                     a California corporation

                                     By: /s/ Renee D. LeFebvre
                                         ------------------------------------
                                         Name: Renee D. LeFebvre
                                         Title: VP

COLLATERAL AGENT:                    HSBC BANK USA,
                                     solely in its capacity as Collateral Agent
                                     (and not individually)

                                     By: /s/ Herawattee Alli
                                         ------------------------------------
                                         Name: Herawattee Alli
                                         Title: Corporate Trust Officer

Parent:

PHIBRO ANIMAL HEALTH CORPORATION, INC.,
a New York corporation

By: /s/ Richard G. Johnson
    ------------------------------------
    Name: Richard G. Johnson
    Title: Vice President & Chief Financial Officer

Subsidiaries:

PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
a Delaware corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

PRINCE AGRIPRODUCTS, INC.,
a  Delaware corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

PHIBRO-TECH, INC.,
a  Delaware corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

PHIBRO ANIMAL HEALTH U.S., INC.,
a Delaware corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

PHIBROCHEM, INC.,
a  New Jersey corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

WESTERN MAGNESIUM CORP.,
a  California corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

CP CHEMICALS, INC.,
a  New Jersey corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President

PHIBRO CHEMICALS, INC.,
a  New York corporation

By: /s/ David C. Storbeck
    ------------------------------------
    Name: David C. Storbeck
    Title: Vice President